UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________

SCHEDULE 14A

_______________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☐	Soliciting Material Pursuant to §240.14a-12

Xai Octagon Floating Rate & Alternative Income Trust

(Name of Registrant as Specified In Its Charter)

_____________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION

DATED MAY 29, 2026

Dear Fellow XFLT Shareholder:

Thank you for your continued support of the XAI Octagon Floating Rate & Alternative Income Trust (the “Trust” or “XFLT”). We greatly value the trust you place in us to oversee your investment in XFLT and your ongoing interest in the Trust’s operations and governance.

We are writing regarding a significant, and we believe, positive change to the Trust, which will be considered for approval at a special meeting of Trust shareholders on July 30, 2026 (the “Special Meeting”). The Board of Trustees of the Trust has unanimously approved Rockford Tower Asset Management, L.L.C. (“King Street Sub-Adviser”), which is an affiliate of King Street Capital Management, L.P. (“King Street”), to serve as investment sub-adviser for the Trust pursuant to a new investment sub-advisory agreement among the Trust, XA Investments LLC (“XAI,” “XA Investments” or the “Adviser”) and the King Street Sub-Adviser. King Street is a leading global alternative asset manager founded in 1995. King Street and its affiliates manage $30 billion. King Street has $12 billion of assets under management across 20 U.S. CLOs and nine European CLOs. The firm has 270 employees and 99 investment professionals. King Street’s investment approach combines rigorous research, tactical trading, and flexible deployment to create differentiated and opportunistic investment solutions and outcomes.

XAI and the Trust desire to enter into a relationship whereby King Street will provide its premier and institutional investment management abilities to the Trust. Following appointment of the King Street Sub-Adviser, XFLT’s investment objective and principal investment policies will remain the same.

XAI expects that the King Street Sub-Adviser’s execution of the XFLT strategy will be more dynamic and opportunistic with respect to both asset allocation and security selection which we believe will be beneficial to the Trust and its shareholders. The King Street Sub-Adviser will allocate the Trust’s assets on a more active basis between U.S. collateralized loan obligations (“CLOs”) and European CLOs, including both debt and equity, in addition to asset-backed securities and broadly syndicated loans of both U.S. and European issuers.

The Board believes that approval of the King Street Sub-Adviser will benefit XFLT in the following ways:

•        Potential for increased distributions and improved performance over time;

•        King Street’s institutional quality investment management track record; and

•        Rigorous research and credit analysis, tactical trading capabilities, and adaptive investment approach to tailor its management to meet the Trust’s investment objective.

Applicable laws require that both the Board of Trustees and XFLT’s shareholders approve the new sub-advisory agreement among the Trust, XAI and the King Street Sub-Adviser (the “King Street Sub-Advisory Agreement”). The Board has unanimously approved, and recommended that shareholders approve, the King Street Sub-Advisory Agreement. At the Special Meeting, shareholders will be asked to approve the King Street Sub-Advisory Agreement.

Under the King Street Sub-Advisory Agreement, the King Street Sub-Adviser will provide investment advisory services to the Trust under terms that are substantially similar in all respects to those of the Trust’s existing investment sub-advisory agreement.

In consultation with XAI, the Board of Trustees deemed the retention of the King Street Sub-Adviser to be in the best interests of the Trust’s shareholders. The Board of Trustees based this decision on several factors including:

•        Assessment of the current market conditions;

•        The investment capabilities of King Street as compared to those of the Trust’s current investment sub-adviser; and

•        Recent investment performance on an absolute basis and relative basis to the Trust’s benchmark and peers.

Octagon Credit Investors, LLC, the Trust’s current investment sub-adviser, will resign as investment sub-adviser to the Trust, effective on or about July 30, 2026.

In connection with the foregoing, effective June 8, 2026, the Trust’s name will be changed from “XAI Octagon Floating Rate & Alternative Income Trust” to “XAI Floating Rate & Alternative Income Trust.”

The Board of Trustees of the Trust unanimously approved the King Street Sub-Advisory Agreement, believes entering into the King Street Sub-Advisory Agreement is in the best interests of the Trust and its shareholders, and recommends that you vote FOR approval of the King Street Sub-Advisory Agreement.

Shareholders of the Trust at the close of business on the record date, June 2, 2026 are entitled to vote at the Special Meeting and any adjournments, postponements or delays thereof. The Special Meeting will be held at 10:00 a.m. on July 30, 2026 at the offices of the Trust’s investment adviser, XA Investments LLC, 321 N. Clark Street, Suite 2430, Chicago IL 60654. To achieve a quorum, the holders of 50% of the Trust’s shares must be present at the Special Meeting in person or by proxy.

Approval of the King Street Sub-Advisory Agreeement requires the affirmative vote of the lesser of:

(i)     holders of 67% or more of the shares present or represented by proxy at the Special Meeting, if more than 50% of the Trust’s outstanding shares are present or represented by proxy at the Special Meeting, or

(ii)    50% of the Trust’s outstanding shares.

We are pleased to furnish proxy materials that allow you to vote your shares in one of four easy ways: via the internet, by telephone, by mail or in person. Thank you for considering this important proposal and casting your vote as soon as possible.

Your vote is important, and every vote counts. XFLT’s senior leadership team are all shareholders and intend to vote in favor of the Proposal.

Best Regards,

Kimberly Flynn

Vice President, XAI Octagon Floating Rate & Alternative Income Trust

President, XA Investments LLC

June [    ], 2026

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
DATED MAY 29, 2026

XAI OCTAGON FLOATING RATE & ALTERNATIVE INCOME TRUST

321 North Clark Street

Chicago, Illinois 60654

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on July 30, 2026

Notice is hereby given to the shareholders of XAI Octagon Floating Rate & Alternative Income Trust (“XFLT” or the “Trust”) that a special meeting of shareholders of the Trust (the “Special Meeting”) will be held at the offices of the Trust’s investment adviser, XA Investments LLC, 321 North Clark Street, Suite 2430, Chicago, Illinois 60654 on July 30, 2026, at 10:00 a.m. (Central time).

The Special Meeting is being held for the following purposes:

1.      To approve a new investment sub-advisory agreement among the Trust, XA Investments LLC and Rockford Tower Asset Management, L.L.C. (the “King Street Sub-Advisory Agreement”).

2.      To transact such other business as may properly come before the Special Meeting or any adjournment(s), postponement(s) or delay(s) thereof.

THE BOARD OF TRUSTEES OF THE TRUST (THE “BOARD”), INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE KING STREET SUB-ADVISORY AGREEMENT.

The Board has fixed the close of business on June 2, 2026 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournment(s), postponement(s) or delay(s) thereof.

It is important that your shares be represented at the Special Meeting in person or by proxy. Whether or not you plan to attend the Special Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage paid envelope provided or vote via telephone or the Internet pursuant to the instructions on the enclosed proxy card so you will be represented at the Special Meeting. If you attend the Special Meeting and wish to vote during the Special Meeting, you will be able to do so and your vote at the Special Meeting will revoke any proxy you may have submitted. Merely attending the Special Meeting, however, will not revoke any previously submitted proxy.

By order of the Board:
/s/ Theodore J. Brombach
Theodore J. Brombach
Trustee, President and Chief Executive Officer

Chicago, Illinois

June [    ], 2026

YOUR VOTE IS IMPORTANT

PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED OR VOTE VIA TELEPHONE OR THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. IN ORDER TO SAVE THE TRUST ANY ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE MAIL YOUR PROXY CARD OR VOTE VIA TELEPHONE OR THE INTERNET PROMPTLY.

IF YOU WISH TO ATTEND THE SPECIAL MEETING AND VOTE IN PERSON, YOU WILL BE ABLE TO DO SO. IF YOU INTEND TO ATTEND THE SPECIAL MEETING IN PERSON AND YOU ARE A RECORD HOLDER OF SHARES, IN ORDER TO GAIN ADMISSION YOU MUST SHOW PHOTOGRAPHIC IDENTIFICATION, SUCH AS YOUR DRIVER’S LICENSE. IF YOU INTEND TO ATTEND THE SPECIAL MEETING IN PERSON AND YOU HOLD YOUR SHARES THROUGH A BANK, BROKER OR OTHER CUSTODIAN, IN ORDER TO GAIN ADMISSION YOU MUST SHOW PHOTOGRAPHIC IDENTIFICATION, SUCH AS YOUR DRIVER’S LICENSE, AND SATISFACTORY PROOF OF OWNERSHIP OF SHARES, SUCH AS YOUR VOTING INSTRUCTION FORM (OR A COPY THEREOF) OR BROKER’S STATEMENT INDICATING OWNERSHIP AS OF THE RECORD DATE. IF YOU HOLD YOUR SHARES IN A BROKERAGE ACCOUNT OR THROUGH A BANK OR OTHER NOMINEE, YOU WILL NOT BE ABLE TO VOTE IN PERSON AT THE SPECIAL MEETING UNLESS YOU HAVE PREVIOUSLY REQUESTED AND OBTAINED A “LEGAL PROXY” FROM YOUR BROKER, BANK OR OTHER NOMINEE AND PRESENT IT AT THE SPECIAL MEETING.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
DATED MAY 29, 2026

XAI OCTAGON FLOATING RATE & ALTERNATIVE INCOME TRUST (NYSE: XFLT)

PROXY STATEMENT

FOR

SPECIAL MEETING OF SHAREHOLDERS

To be held on July 30, 2026

This proxy statement (“Proxy Statement”) is furnished to the holders of common shares of beneficial interest, par value $0.01 per share (“Common Shares”), and the holders of 5.92% Series A Mandatory Redeemable Preferred Shares, liquidation preference $50.00 per share (“Preferred Shares” and, together with the Common Shares, “Shares”), of XAI Octagon Floating Rate & Alternative Income Trust (the “Trust” or “XFLT”) in connection with the solicitation by the Board of Trustees of the Trust (the “Board” or “Board of Trustees”) of proxies to be voted at the special meeting of shareholders of the Trust and any adjournment(s), postponement(s) or delay(s) thereof (the “Special Meeting”). The Special Meeting will be held at the offices of the Trust’s investment adviser, XA Investments LLC (“XAI,” “XA Investments” or the “Adviser”), 321 North Clark Street, Suite 2430, Chicago, Illinois 60654 on Thursday, July 30, 2026, at 10:00 a.m. (Central time).

The Special Meeting is being held for the following purposes:

1.      To approve a new investment sub-advisory agreement among the Trust, XA Investments LLC and Rockford Tower Asset Management, L.L.C. (the “King Street Sub-Advisory Agreement”).

2.      To transact such other business as may properly come before the Special Meeting or any adjournment(s), postponement(s) or delay(s) thereof.

This document will give you the information you need to vote on the matters listed on the accompanying Notice of Special Meeting of Shareholders (the “Notice”). Much of the information in this Proxy Statement is required under rules of the Securities and Exchange Commission (“SEC”). If there is anything you do not understand, please contact the Trust’s proxy solicitor at [    ].

The Trust will furnish to any shareholder, without charge, a copy of the Trust’s most recent annual report to shareholders upon request. Requests should be directed to the Trust, c/o XA Investments LLC, 321 North Clark Street, Suite 2430, Chicago, Illinois 60654, or by calling (888) 903-3358.

The Notice, this Proxy Statement and the enclosed proxy card(s) are first being sent to the Trust’s shareholders on or about June [    ], 2026.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE KING STREET SUB-ADVISORY AGREEMENT.

Questions and Answers

The following questions and answers highlight selected information from this Proxy Statement. They do not contain all the information that may be important to you when deciding whether to vote for the Proposal. You should carefully read all information contained in the Proxy Statement.

Q:     Why did I receive this Proxy Statement?

A:     You received the enclosed Proxy Statement because you are a shareholder of record for XAI Octagon Floating Rate & Alternative Income Trust as of June 2, 2026. On behalf of the Board of Trustees, you are being asked to vote on the proposal described below (the “Proposal”):

•        To approve the King Street Sub-Advisory Agreement among the Trust, XA Investments and Rockford Tower Asset Management, L.L.C. (“Rockford Tower” or the “King Street Sub-Adviser”), an affiliate of King Street Capital Management, L.P. (“King Street”).

Q:     Why did the Board approve King Street as the new investment sub-adviser for the Trust?

A:     XA Investments, as the Trust’s investment adviser, and the Board of Trustees have determined that it is in XFLT shareholders’ best interest to appoint the King Street Sub-Adviser as the investment sub-adviser for the Trust.

On May 14, 2026, the Board of Trustees of XFLT, including all of the Independent Trustees, approved the King Street Sub-Advisory Agreement among the Trust, XAI and King Street Sub-Adviser. The Board of Trustees determined, after a comprehensive review, that it is in the Trust’s best interest that the King Street Sub-Adviser be engaged to provide services to the Trust. In reaching this conclusion, the Board considered (i) the recent investment performance of the Trust, on an absolute basis and relative basis, to the Trust’s benchmark and peers, and (ii) King Street’s lengthy experience and strong performance managing similar strategies for its institutional clients. In addition, the Board considered King Street’s ability to invest and tactically allocate across both U.S. and European CLO debt and equity assets, its broad capabilities to invest in asset-backed securities and broadly syndicated loans, and its investment resources and processes.

Based on this review, the Board of Trustees, including the Independent Trustees, unanimously approved the King Street Sub-Advisory Agreement and unanimously recommended that shareholders vote to approve the King Street Sub-Advisory Agreement.

Under the King Street Sub-Advisory Agreement, the King Street Sub-Adviser will provide investment advisory services to the Trust under terms that are substantially similar to those provided for under the Trust’s current investment sub-advisory agreement.

Octagon Credit Investors, LLC (“Octagon”), the Trust’s current investment sub-adviser, will resign as investment sub-adviser to the Trust, effective on or about July 30, 2026.

Q:     Who is the King Street Sub-Adviser?

A:     Rockford Tower Asset Management, L.L.C. is a newly formed, wholly owned subsidiary of King Street. King Street is a leading global alternative asset manager founded in 1995 that manages assets across an institutional platform spanning multiple segments of the public and private markets. As of December 31, 2025, King Street and its affiliates had $30.0 billion in assets under management. King Street manages 20 U.S. CLOs and nine European CLOs, which total $12 billion in assets. The firm combines rigorous research, tactical trading, and flexible deployment to create differentiated and opportunistic investment solutions and outcomes. The King Street Sub-Adviser has filed an application for registration as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and will be registered as an investment sub-adviser prior to enetering into the King Street Sub-Advisory Agreement.

King Street	King Street Capital Management, L.P.
King Street Sub-Adviser	Rockford Tower Asset Management, L.L.C.
Headquarters	New York City
Additional Offices	London, Singapore, Dublin, Tokyo, Dubai, Menlo Park and Charlottesville
Firm Inception	1995
AUM	$30.0 billion (as of 12/31/2025)

CLOs Issued	29 CLOs (20 U.S. CLOs, 9 European CLOs)
Employee Count	270
Investment Professional Count	99
Partners Count	7 averaging 29 years of industry experience
Firm Ownership	Privately Held; 100% Partner Owned

____________

Source:    King Street Capital Management, as of 3/31/2026.

Q:     Who will be the portfolio manager of the Trust?

A:     The personnel of the King Street Sub-Adviser who will be primarily responsible for the day-to-day management of the Trust’s portfolio will be Young Choi and Terry Ing.

Young Choi will be the lead portfolio manager of the Trust upon the appointment of the King Street Sub-Adviser.

Mr. Choi is a Partner, Global Investment Committee member, Global Head of Trading and the Portfolio Manager of Rockford Tower and King Street’s Opportunistic Credit Strategy. He is based in New York and is a member of the Management Committee, U.S. and European CLO Investment Committees, Risk Committee and Pricing Committee.

Prior to joining King Street Capital Management in 2006, Mr. Choi worked at Citadel Investment Group as a Credit Analyst in the Distressed/High Yield Group and was Portfolio Manager of the firm’s $2 billion U.S. leveraged loan and

CLO portfolio. Prior to that, Mr. Choi consulted at Bain & Co. Mr. Choi received a B.A. summa cum laude in Economics and a B.S.E. in Electrical Engineering from Duke University.

Mr. Choi will be supported by a team of professionals, including Terry Ing.

Mr. Ing is a Partner and Portfolio Manager for Rockford Tower’s long-only credit SMA platform and Head of U.S. Research. Terry splits his time between the Menlo Park and New York offices. He is a member of the Management Committee, Conflicts Committee and Responsible Investment Committee. Prior to joining King Street in 2024, Mr. Ing worked at KKR as a Portfolio Manager and Head of their U.S. Leveraged Credit Research and was a member of the Leverage Credit Investment Committee. Before joining KKR, he was an Executive Vice President and Portfolio Manager at PIMCO, where he focused on the credit hedge fund. Mr. Ing was an adjunct professor at Pepperdine University’s Graziadio Business School and serves on the Board of Directors of the Roberts Impact Investing Fund in association with REDF, a non-profit certified Community Development Financial Institution (CDFI). Mr. Ing received a B.S. in Business Administration from the University of Southern California and an M.A. in Mathematics of Finance from Columbia University.

For additional information see “Proposal: Approval of King Street Sub-Advisory Agreement — Portfolio Managers.”

Q:     Will there be changes to the investment adviser of the Trust?

A:     No. There will not be any change to the current investment adviser to the Trust. XA Investments will continue to manage the Trust pursuant to the existing investment advisory agreement between the Trust and the Adviser.

Q:     What benefits may the Trust’s shareholders anticipate if the Proposal is approved?

A:     The Board of Trustees believes that the King Street Sub-Adviser’s investment management of the Trust will provide a number of important benefits to help improve the Trust’s performance over time.

1.      Potential for increased distributions and improved performance over time.

2.      Expanded opportunity set — more varied investment opportunities in different parts of the U.S. and European credit market.

3.      Manager with skill and experience investing in the U.S. and global credit markets with investment professionals based in the U.S., London, Singapore, and Dubai.

4.      Dynamic management between different and potentially new opportunities in the credit market in a timely manner.

Q:     Will the Trust’s investment objective and principal investment policies change, and how will the King Street Sub-Adviser execute the Trust’s investment strategy?

A:     No. If the Proposal is approved, it will NOT result in a change to the Trust’s investment objective and principal investment strategies. The Trust’s investment objective will remain focused on seeking attractive total return with an emphasis on income generation across multiple stages of the credit cycle. The Trust will continue to invest, under normal conditions, at least 80% of its Managed Assets in floating rate credit instruments and other structured credit investments.

XA Investments expects that the King Street Sub-Adviser’s execution of the Trust’s strategy will be more dynamic and opportunistic with respect to both asset allocation and security selection which we believe will be beneficial to the Trust and its shareholders. The King Street Sub-Adviser’s execution of the Trust’s investment strategy will reflect King Street’s dynamic nature of investment approach in the CLO and loan market. The Trust will be actively managed and the asset mix is expected to change in response to changing market conditions. The King Street Sub-Adviser will allocate the Trust’s assets more dynamically between U.S. CLOs and European CLOs, including both CLO debt and CLO equity. In addition, the Trust may invest in additional income-focused investments, such as European bank loans and U.S. and European asset-backed securities. The Trust’s investment strategy has always permitted these investments, but the King Street Sub-Adviser will seek to more tactically manage the Trust’s portfolio within the investment strategy.

Expanded Opportunity Set
Current	Future
• Broadly Syndicated Loans • U.S. CLO Equity • U.S. CLO Debt	• Broadly Syndicated Loans • U.S. CLO Equity • European CLO Equity • U.S. CLO Debt • European CLO Debt • Asset-backed Securities • CLO Warehouse Opportunities

In the past, the Trust has had fairly static asset allocations with three primary allocations to loans, U.S. CLO equity, and U.S. CLO debt. Going forward, the Trust will be managed dynamically to take advantage of opportunities in both the U.S. and European CLO markets.

Historical XFLT Asset Allocation(1)(2)

	12/31/2023	12/31/2024	12/31/2025	Future(3)
Loans	48.47%	48.15%	48.12%	45.00%
U.S. CLO Equity	34.51%	39.13%	37.71%	30.00%
U.S. CLO Debt	17.02%	12.72%	14.16%	5.00%
European CLO Equity	—	—	—	10.00%
European CLO Debt	—	—	—	5.00%
Asset-backed Securities	—	—	—	5.00%

__________

Unaudited. Source: XA Investments LLC; Paralel.

Notes:

(1)      Total may not add up to 100% due to rounding.

(2)      Holdings are measured as a percentage of market value over the Trust’s total portfolio investments. Holdings may vary and are subject to change without notice.

(3)      Future allocations are for illustrative purposes only and actual allocations may vary materially from the example set forth above at the time the King Street Sub-Adviser commences managing the Trust and from time to time thereafter.

Q:     What are the benefits of expanding the Trust’s opportunity set to include European CLO Debt and European CLO Equity?

A:     The Trust will benefit from potential investment opportunities in both the U.S. and European CLO marketplace. The Trust will benefit from King Street’s experience dynamically managing investments in both the U.S. and European markets.

Allocating to European CLO investments can improve portfolio diversification and risk adjusted returns when combined with U.S. CLO investments. European CLOs are a useful complement to U.S. CLO exposure due to differences in:

•        Loan market structure (size and types of market participants);

•        Loan issuer behavior;

•        Sector mix; and

•        Volatility patterns.

A key benefit of geographic diversification is meaningful sector differences between U.S. CLOs and European CLOs, which may reduce the Trust’s cyclicality and downside risk, particularly in periods of economic stress or tighter financial conditions. In particular:

•        U.S. CLOs have greater exposure to cyclical sectors like technology, transportation, and financials.

•        European CLOs are more heavily weighted toward defensive sectors such as healthcare, defense, and business services.

The CLO market in both the U.S. and Europe continues to expand. 2025 was a record-breaking year for CLO deal activity across U.S. and European markets.

•        In the U.S., new issue CLO deal volume ended 2025 at U.S.$209bn, a 3% year-over-year pickup from the U.S.$203bn logged in 2024.

•        In Europe, the year-over-year change in primary CLO deal activity was even more impressive — €60bn (U.S.$68bn) of new issue volume in 2025 compared to €49bn (U.S.$52bn) in 2024.

•        European CLO issuance is forecasted to grow again in 2026 with €65bn in gross new issue CLO supply (an 8% uplift on 2025).

•        The European CLO market has grown 16% to €294bn since the end of 2024 and is expected to reach €300bn by the end of 2026.

Growth of European CLO Market

U.S. CLO Issuance (USD)[2]
$250bn
$200bn
$150bn
$100bn
$50bn
$0bn
$115bn
$203bn
$209bn
2023
2024
2025
U.S. CLO Issuance (USD)

European CLO Issuance (EUR)[2]
€75bn
€50bn
€25bn
€0bn
€27bn
€49bn
€60bn
2023
2024
2025
European CLO Issuance (EUR)

Sources: XA Investments LLC; Deutsche Bank.

Notes:

1. Source: Deutsche Bank Update on CLOs—outlook for 2026, January 28, 2026.
2. Source: PitchBook, Deutsche Bank.

Q:     Will there be changes to the advisory fees paid by the Trust?

A:     No. The Trust will continue to pay to XA Investments an investment advisory fee, payable monthly in arrears, in an annual amount equal to 1.70% of the Trust’s average daily Managed Assets. “Managed Assets” means the total assets of the Trust, including assets attributable to the Trust’s use of leverage and preferred shares, minus the sum of its accrued liabilities (other than liabilities incurred for the purpose of creating leverage). The Trust does not pay any form of incentive fees. XA Investments will pay a sub-advisory fee to the King Street Sub-Adviser. For additional information regarding the sub-advisory fee that will be paid by XA Investments to the King Street Sub-Adviser, see “Proposal: Approval of King Street Sub-Advisory Agreement — Sub-Advisory Fee.”

To be clear, the Trust’s management fees and expenses will NOT increase as a result of the change.

Q:     Will the Trust’s name change?

A:     Yes, effective June 8, 2026, the Trust’s name will be changed from “XAI Octagon Floating Rate & Alternative Income Trust” to “XAI Floating Rate & Alternative Income Trust.”

Q:     What will happen if shareholders do not approve the King Street Sub-Advisory Agreement?

A:     If the King Street Sub-Advisory Agreement has not been approved upon the resignation of Octagon as investment sub-adviser on or about July 30, 2026, the King Street Sub-Adviser will serve as investment sub-adviser pursuant to an interim sub-advisory agreement. If shareholders do not approve the King Street Sub-Advisory Agreement within the term of the interim sub-advisory agreement, the Board will take such actions with respect to the management of the Trust as it deems in the best interests of the Trust. The Board urges you to vote without delay in order to avoid potential disruption to the Trust’s operations.

Q:     Will common shareholders pay costs or expenses related to the proxy solicitation or related legal costs?

A:     No, all costs associated with the proxy process will be borne by XA Investments and King Street (and not the Trust).

Q:     Will my vote make a difference?

A:     Yes! Your vote is important and could make a difference in the governance of the Trust, no matter how many shares you own.

Q:     Who is asking for my vote?

A:     The enclosed proxy card is solicited by the Board for use at the Special Meeting to be held on Thursday, July 30, 2026, and, if the Special Meeting is adjourned, postponed or delayed, at any later meetings, for the purposes stated in the Notice.

Q:     How does the Board recommend that shareholders vote on the Proposal?

A:     The Board unanimously recommends that you vote “FOR” the Proposal.

Q:     Who is eligible to vote?

A:     Shareholders of record of the Trust at the close of business on June 2, 2026 (the “Record Date”) are entitled to attend the Special Meeting and any adjournments, postponements or delays thereof and to vote on the Proposal. Each Share is entitled to one vote. Shares represented by duly executed proxies will be voted in accordance with your instructions.

Q:     How do I vote my shares?

A:     You may vote in any of the four ways listed below:

• Internet	Vote online and follow instructions on your proxy card.
• Telephone	Call to vote your shares. Use the toll-free number on your proxy card.
• Mail	Vote by mail using your physical proxy card.
• In Person	Attend the Special Meeting at the offices of the Trust’s investment adviser on July 30, 2026.

Whether or not you plan to attend the Special Meeting, we urge you to complete the enclosed proxy card, date and sign it and return it promptly, or record your voting instructions by telephone or via the internet so your Shares will be represented at the Special Meeting, no matter how large or small your holdings may be. Instructions regarding how to vote via telephone or the Internet are included on the enclosed proxy card. The required control number for internet and telephone voting is printed on the enclosed proxy card. The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed, Shares are voted in accordance with the proxy card bearing the latest date.

If you wish to attend the Special Meeting and vote in person, you will be able to do so. If you intend to attend the Special Meeting in person and you are a record holder of Shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Special Meeting in person and you hold your Shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of Shares, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of the Record Date. If you hold your Shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Special Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Special Meeting.

You may contact the Trust’s proxy agent at [    ] to obtain directions to the site of the Special Meeting.

All Shares represented by properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If any other business is brought before the Special Meeting, your Shares will be voted at the proxies’ discretion. If you sign the proxy card, but do not fill in a vote, your Shares will be voted in accordance with the Board’s recommendation.

Shareholders who execute proxy cards or record their voting instructions via telephone or the Internet may revoke them at any time before they are voted by filing with the Secretary of the Trust a written notice of revocation, by delivering (including via telephone or the Internet) a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person. Merely attending the Special Meeting, however, will not revoke any previously submitted proxy.

Broker-dealer firms holding Shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Shares on the proposal before the Special Meeting. Broker-dealer firms will not be able to vote the Shares of beneficial owners who do not provide proxy instructions or who do not return a proxy card. A properly executed proxy card or other authorization by a beneficial owner of Shares that does not specify how the beneficial owner’s Shares should be voted on the Proposal may be deemed an instruction to vote such Shares in favor of the Proposal. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your Shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

Q:     What vote is required to approve the Proposal?

A:     Approval of the Proposal requires the affirmative vote of lesser of (i) 67% or more of the Shares entitled to vote thereon present at the Special Meeting if the holders of more than 50% of such outstanding Shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding Shares entitled to vote thereon.

Shareholders will have equal voting rights (i.e., one vote per Share), with holders of Common Shares and Preferred Shares voting together as a single class.

Q:     How many Shares of the Trust were outstanding as of the record date?

A:     At the close of business on the Record Date, the Trust had [    ] Common Shares and [    ] Preferred Shares outstanding.

Q:     Who can I call with questions?

A:     If you have any questions regarding the Proposal or the voting process, please call our proxy solicitation agent, Okapi Partners LLC, toll free at [    ]. Representatives are available to take your call Monday-Friday from [    ] am to [    ] pm Central Time.

If you have any questions regarding the Trust, please call XA Investments team at 1-888-903-3358 or view our website www.xainvestments.com for more information. References herein to the Trust’s website are intended to allow investors public access to information regarding the Trust and do not, and are not intended to, incorporate the Trust’s website in this Proxy Statement.

PROPOSAL: APPROVAL OF KING STREET SUB-ADVISORY AGREEMENT

Background

XA Investments LLC, a registered investment adviser under the Advisers Act, serves as the Trust’s investment adviser and is responsible for the management of the Trust.

At a meeting held on May 14, 2026 (the “Board Meeting”), the Board, including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Trust, the Adviser or King Street (the “Independent Trustees”), for the reasons discussed below under “— Board Considerations” below), unanimously approved the King Street Sub-Advisory Agreement and unanimously recommended approval of the King Street Sub-Advisory Agreement by shareholders.

You are being asked to approve the King Street Sub-Advisory Agreement among the Trust, the Adviser and the King Street Sub-Adviser. The 1940 Act requires that the King Street Sub-Advisory Agreement be approved by the Trust’s shareholders in order for it to become effective.

Octagon Credit Investors, LLC currently serves as investment sub-adviser to the Trust pursuant to the investment sub-advisory agreement, dated April 3, 2024 (the “Prior Sub-Advisory Agreement”), among the Trust, the Adviser and Octagon. Octagon will resign as investment sub-adviser to the Trust, effective on or about July 30, 2026.

King Street Sub-Adviser

The King Street Sub-Adviser is a newly formed, wholly owned subsidiary of King Street. King Street is a leading global alternative asset manager founded in 1995. King Street and its affiliates manage $30.0 billion, with $12 billion of assets under management across 20 U.S. CLOs and nine European CLOs. King Street currently employs 270 people, including 99 investment professionals, with offices in New York, London, Singapore, Charlottesville, Dublin, Tokyo, Dubai and Menlo Park.

The King Street Sub-Adviser has filed an application for registration as an investment adviser under the Advisers Act and will be registered as an investment sub-adviser prior to enetering into the King Street Sub-Advisory Agreement. The King Street Sub-Adviser is a Delaware limited liability company. The principal business address of King Street and the King Street Sub-Adviser is 299 Park Avenue, 40th Floor, New York, NY 10171.

King Street focuses on marrying rigorous fundamental research with tactical trading and exceptional sourcing capabilities to seek to identify dislocations and mispriced investment opportunities across asset classes, up and down the capital structure, and in geographies where the firm believes it has an edge through its deep expertise in credit, restructurings, bankruptcies and other event driven situations. King Street’s strong client relationships and deep understanding of how the firm can help meet their objectives have led to long-standing and enduring partnerships. King Street strives to continue evolving its product offerings to provide investment solutions that leverage the firm’s broad investment capabilities and meet its investors’ return objectives.

If approved by the Trust’s shareholders, the Board of Trustees and XA Investments believe the King Street Sub-Adviser’s investment management of the Trust will provide a number of important benefits to help improve the Trust’s performance over time:

1.      Potential for increased distributions and improved total return performance over time.

2.      Expanded opportunity set — more varied investment opportunities in different parts of the U.S. and European credit market.

3.      Manager with skill and experience investing in the U.S. and global credit markets with investment professionals based in the U.S., London, Singapore, and Dubai.

4.      Dynamic management between different and potentially new opportunities in the credit market in a timely manner.

Sub-Advisory Fee

The Trust will continue to pay to XA Investments an investment advisory fee, payable monthly in arrears, in an annual amount equal to 1.70% of the Trust’s average daily Managed Assets. “Managed Assets” means the total assets of the Trust, including assets attributable to the Trust’s use of leverage and preferred shares, minus the sum of its accrued liabilities (other than liabilities incurred for the purpose of creating leverage).

Pursuant to the King Street Sub-Advisory Agreement, the King Street Sub-Adviser will receive, as full compensation for all services rendered by the King Street Sub-Adviser as sub-adviser to the Trust, a sub-advisory fee, payable monthly in arrears, in an amount equal to 52% of the advisory fee payable by the Trust to the Adviser (before giving effect to any fees waived or expenses reimbursed by the Adviser).

Reimbursement of Expenses.    Subject to approval by the Board of Trustees, including majority of the Independent Trustees, the Trust may reimburse the King Street Sub-Adviser for certain reasonable expenses incurred in connection with the day-to-day management of the Trust. These expenses are expected to include the Trust’s allocable share of portfolio management and trading systems, research and analytic tools (including modeling software), diligence-related expenses, and out-of-pocket travel costs incurred in connection with managing the Trust. Expenses related to the King Street Sub-Adviser’s general overhead or corporate operations will not be reimbursable.

Reimbursable expenses will be capped at 0.07% per annum of the Trust’s Average Daily Net Assets. Notwithstanding the foregoing, no reimbursement of expenses will be made for any period during which the Trust is subject to an operating expense limitation or expense reimbursement arrangement with the Adviser and/or the King Street Sub-Adviser. Eligible expenses incurred by the King Street Sub-Adviser may be reimbursed during a period of up to three years after they are incurred, provided that such reimbursement does not cause the Trust’s operating expenses to exceed the applicable operating expense limitation or expense reimbursement amount in effect at the time such expenses were incurred or at the time of reimbursement.

King Street Sub-Advisory Agreement

It is proposed that the Adviser, King Street Sub-Adviser and the Trust enter into the King Street Sub-Advisory Agreement. A form of the King Street Sub-Advisory Agreement is attached in Appendix A hereto.

Sub-Advisory Services.    Under the King Street Sub-Advisory Agreement, King Street Sub-Adviser is retained to provide investment sub-advisory services with respect to the Trust’s investment portfolio. The services to be provided by King Street Sub-Adviser include certain of the day-to-day operations of the Trust subject to the oversight and supervision of the Adviser and the direction and control of the Board. Such services include (i) managing the investment and reinvestment of the Trust’s assets in accordance with the Trust’s investment policies, (ii) arranging for the purchase and sale of securities and other assets, (iii) providing investment research and credit analysis concerning the Trust’s assets, (iv) placing orders for purchases and sales of the Trust’s assets, (v) maintaining books and records required to support the Trust’s investment operations, (vi) monitoring on a daily basis the investment activities and portfolio holdings of the Trust and (vii) voting proxies relating to the Trust’s portfolio securities in accordance with King Street Sub-Adviser’s proxy voting policies and procedures.

Compensation.    The Trust will continue to pay to XAI an investment advisory fee, payable monthly in arrears, in an annual amount equal to 1.70% of the Trust’s average daily Managed Assets. Pursuant to the King Street Sub-Advisory Agreement, King Street Sub-Adviser will receive, as full compensation for all services rendered by King Street Sub-Adviser as sub-adviser to the Trust, a sub-advisory fee, payable monthly in arrears, in an amount equal to 52% of the advisory fee payable by the Trust to the Adviser (before giving effect to any fees waived or expenses reimbursed by the Adviser). See “— Sub-Advisory Fee” above.

Duration and Termination.    Under Section 15(a) of the 1940 Act, the King Street Sub-Advisory Agreement requires the approval of (i) the Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, the Adviser or King Street Sub-Adviser, and (ii) the shareholders. Assuming approval by shareholders, the King Street Sub-Advisory Agreement shall continue for an initial term of two years. Thereafter, the King Street Sub-Advisory Agreement shall continue in effect from year to year after the initial term if approved annually (i) by the Board or the holders of a majority of the outstanding voting securities of the Trust and (ii) by a majority of the trustees who are not “interested persons” of the Trust, the Adviser or King Street Sub-Adviser, by vote cast in person at a meeting called for the purpose of voting on such approval. The King Street Sub-Advisory

Agreement may be terminated (i) by the Trust or the Adviser at any time, without the payment of any penalty, upon giving King Street Sub-Adviser 60 days’ written notice, or (ii) by King Street Sub-Adviser on 60 days’ written notice to the Trust and the Adviser. The King Street Sub-Advisory Agreement will also immediately terminate in the event of its assignment, as defined in the 1940 Act. The King Street Sub-Advisory Agreement also terminates upon the termination of the Trust’s investment advisory agreement with the Adviser.

Limitation of Liability.    The King Street Sub-Advisory Agreement provides that King Street Sub-Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by King Street Sub-Adviser, the Adviser or by the Trust in connection with the performance of the King Street Sub-Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of King Street Sub-Adviser in the performance of its duties or from reckless disregard by King Street Sub-Adviser of its duties under the King Street Sub-Advisory Agreement.

Interim Sub-Advisory Agreement

Rule 15a-4 under the 1940 Act permits the Board (including a majority of the Independent Trustees) to approve and enter into an Interim Sub-Advisory Agreement pursuant to which King Street Sub-Adviser may serve as investment sub-adviser for up to 150 days following the resignation of Octagon as investment sub-adviser, pending receipt of shareholder approval of the King Street Sub-Advisory Agreement.

Based upon the considerations described below under “— Board Considerations,” the Board, including the Independent Trustees, approved the Interim Sub-Advisory Agreement at the Board Meeting. In approving the Interim Sub-Advisory Agreement, the Board, including a majority of the Independent Trustees, determined that the scope and quality of services to be provided by King Street Sub-Adviser under the Interim Sub-Advisory Agreement would be at least equivalent to the scope and quality of services provided under the Prior Sub-Advisory Agreement. The compensation to be received by King Street Sub-Adviser under the Interim Sub-Advisory Agreement is not greater than the compensation Octagon would have received under the Prior Sub-Advisory Agreement.

The Interim Sub-Advisory Agreement will become effective upon the resignation of Octagon only if the King Street Sub-Advisory Agreement has not been approved by shareholders at that time. There are no material differences between the terms of the Interim Sub-Advisory Agreement and the terms King Street Sub-Advisory Agreement, except that the Interim Sub-Advisory Agreement terminates upon the earlier of the 150th day following its effectiveness or the effectiveness of the King Street Sub-Advisory Agreement.

Additional Information About the King Street Sub-Adviser

Principal Executive Officer and Board of Managers.    The principal executive officer of the King Street Sub-Adviser is Brian Higgins, Founder, Managing Partner and Chief Investment Officer. The following individuals are executive officers/partners of the King Street Sub-Adviser:

Brian Higgins, Founder, Managing Partner and Chief Investment Officer

Young Choi, Partner and Portfolio Manager

Vincent Dubois-Pelerin, Partner and Head of Capital Formation & Investor Relations

Terry Ing, Partner and Portfolio Manager

Domenico Lia, Partner and Portfolio Manager

Kris Mastronardi, Partner, Chief Operating Officer and Global Head of Strategy

Jeff Rosenbaum, Partner and Portfolio Manager

David Charnin, Managing Director, General Counsel

Bennett Kaufman, Managing Director, Chief Financial Officer

The business address for the principal executive officer and executive officers/partners of the King Street Sub-Adviser is 299 Park Avenue, 40th Floor, New York, NY 10171.

Other Investment Companies Advised by the King Street Sub-Adviser.    The King Street Sub-Adviser does not serve as investment adviser or investment sub-adviser to any other registered investment companies with a similar investment objective to the Trust.

Relationships with the Trust.    No Trustee or officer of the Trust is an officer employee, director, general partner or shareholder of the King Street Sub-Adviser or has any material direct or indirect interest in the King Street Sub-Adviser or any other person controlling, controlled by or under common control with the King Street Sub-Adviser.

The King Street Sub-Adviser is not an affiliate of the Adviser or Octagon.

Affiliated Brokerage.    During the fiscal year ended September 30, 2025, the Trust paid no brokerage commissions to (i) any broker that is an affiliated person of the Trust or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of the Trust, the Adviser, Octagon, the King Street Sub-Adviser or the Trust’s administrator.

Other Payments.    During the fiscal year ended September 30, 2025, the Trust made no material payments to the King Street Sub-Adviser or any affiliated person of the King Street Sub-Adviser.

Portfolio Managers

The personnel of the King Street Sub-Adviser who will be primarily responsible for the day-to-day management of the Trust’s portfolio will be Young Choi and Terry Ing.

Mr. Choi is a Partner, Global Investment Committee member, Global Head of Trading and the Portfolio Manager of Rockford Tower and King Street’s Opportunistic Credit Strategy. He is based in New York and is a member of the Management Committee, U.S. and European CLO Investment Committees, Risk Committee and Pricing Committee.

Prior to joining King Street Capital Management in 2006, Mr. Choi worked at Citadel Investment Group as a Credit Analyst in the Distressed/High Yield Group and was Portfolio Manager of the firm’s $2 billion U.S. leveraged loan and CLO portfolio. Prior to that, Mr. Choi consulted at Bain & Co. Mr. Choi received a B.A. summa cum laude in Economics and a B.S.E. in Electrical Engineering from Duke University.

Mr. Choi will be supported by a team of professionals, including Terry Ing.

Mr. Ing is a Partner and Portfolio Manager for Rockford Tower’s long-only credit SMA platform and Head of U.S. Research. Terry splits his time between the Menlo Park and New York offices. He is a member of the Management Committee, Conflicts Committee and Responsible Investment Committee. Prior to joining King Street in 2024, Mr. Ing worked at KKR as a Portfolio Manager and Head of their U.S. Leveraged Credit Research and was a member of the Leverage Credit Investment Committee. Before joining KKR, he was an Executive Vice President and Portfolio Manager at PIMCO, where he focused on the credit hedge fund. Mr. Ing was an adjunct professor at Pepperdine University’s Graziadio Business School and serves on the Board of Directors of the Roberts Impact Investing Fund in association with REDF, a non-profit certified Community Development Financial Institution (CDFI). Mr. Ing received a B.S. in Business Administration from the University of Southern California and an M.A. in Mathematics of Finance from Columbia University.

Other Accounts Managed.    The following table sets forth information about funds and accounts other than the Trust for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of December 31, 2025.

	Other Accounts Managed by Account Type
Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Young Choi	0	$0	32	$14,422,000,000	0	$0
Terry Ing	0	$0	0	$0	1	$500,000,000
	Other Accounts for which Advisory Fee is Performance Based
	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Young Choi	0	$0	32	$14,422,000,000	0	$0
Terry Ing	0	$0	0	$0	0	$0

Compensation.    As Partners of King Street, Mr. Choi’s and Mr. Ing’s compensation consists of an allocation of the net earnings from the general partner of King Street and affiliated entities, as well as a monthly draw. They also receive allocations related to the performance of certain funds advised by King Street, with a greater allocation in funds which they manage.

Ownership of Securities.    As of December 31, 2025, neither Mr. Choi nor Mr. Ing owned shares of the Trust.

Principal Investment Policies and Risks

If the Proposal is approved, it will NOT result in a change to the Trust’s investment objective and principal investment strategies. The Trust’s investment objective will remain focused on seeking attractive total return with an emphasis on income generation across multiple stages of the credit cycle. The Trust will continue to invest, under normal conditions, at least 80% of its Managed Assets in floating rate credit instruments and other structured credit investments.

XA Investments expects that the King Street Sub-Adviser’s execution of the Trust’s strategy will be more dynamic and opportunistic with respect to both asset allocation and security selection which we believe will be beneficial to the Trust and its shareholders. The King Street Sub-Adviser’s execution of the Trust’s investment strategy will reflect King Street’s dynamic nature of investment approach in the CLO and loan market. The Trust will be actively managed and the asset mix is expected to change in response to changing market conditions. The King Street Sub-Adviser will allocate the Trust’s assets more dynamically between U.S. CLOs and European CLOs, including both CLO debt and CLO equity. In addition, the Trust may invest in additional income-focused investments, such as European bank loans and U.S. and European asset-backed securities. The Trust’s investment strategy has always permitted these investments, but the King Street Sub-Adviser will seek to more tactically manage the Trust’s portfolio within the investment strategy.

Board Considerations

At the Board Meeting held on May 14, 2026 (the “Meeting”), the Board, including the Independent Trustees, considered the proposal to appoint Rockford Tower Asset Management, L.L.C. (a wholly owned subsidiary of King Street Capital Management, L.P.) (as used in this section, collectively, “King Street”) as a sub-adviser to the Trust, evaluated the terms of the proposed King Street Sub-Advisory Agreement, and reviewed the duties and responsibilities of trustees generally in evaluating and approving such agreements.

In advance of the Board Meeting, the Board requested the Adviser and King Street to respond to questions and provide related information intended to assist the Board in evaluating the proposal. In response to the Board’s request, the Adviser and King Street provided the Board with information including, but not limited to: (i) a draft of the proposed King Street Sub-Advisory Agreement; (ii) a description of the nature, quality and extent of the services that Adviser provides, and that King Street proposed to provide, to the Trust; (iii) the fees charged to the Trust and the fees the Adviser proposed to pay to King Street pursuant to the King Street Sub-Advisory Agreement; (iv) the experience and qualifications of King Street as an investment adviser, as well as of its personnel, including its historical performance managing similar investment strategies; (v) information concerning King Street’s financial condition, business, operations, portfolio management personnel and compliance programs; (vi) information describing the Trust’s advisory fees and operating expenses; and (vii) a copy of King Street’s current Form ADV. The Board also received information comparing the Trust’s historical performance and advisory fees and expenses to those of investment companies that were defined as peers.

Prior to the Board Meeting, the Independent Trustees met to review and discuss the Adviser’s and King Street’s responses to the Board’s request, as well as additional information furnished by the Adviser and King Street. The Independent Trustees requested supplemental information from the Adviser relating to the proposal. At the Board Meeting, in considering whether to approve the King Street Sub-Advisory Agreement, the Board met with representatives of King Street and the Adviser and reviewed and discussed the above information and sought additional and clarifying information as it deemed necessary or appropriate, and management representatives also addressed certain follow-up questions from the Trustees. Following such review and discussion, the Board determined that the information and responses provided by the Adviser and King Street were sufficiently responsive to permit the Board to evaluate the King Street Sub-Advisory Agreement.

Throughout the process, the Independent Trustees had the assistance of their independent legal counsel, who advised them on, among other things, the Board’s duties and obligations. The Independent Trustees had the opportunity to review and discuss all information with their independent legal counsel outside the presence of management. At the Board Meeting, the Trustees also reviewed a memorandum from counsel on the responsibilities of trustees in considering investment advisory arrangements under the 1940 Act.

During its consideration of the proposed King Street Sub-Advisory Agreement, the Board focused on and analyzed the factors that the Board deemed relevant, including: the nature, extent and quality of the services to be provided to the Trust by the Adviser and King Street; the investment performance of the Trust, the Adviser and King Street; the Trust’s expenses; the anticipated profitability to the Adviser and to King Street under the King Street Sub-Advisory Agreement; any anticipated or expected “fall-out” benefits that may accrue to King Street in performing its duties under the King Street Sub-Advisory Agreement; and the effect of asset growth on the Trust’s expenses. Each Trustee may have placed different weight on the different factors considered. No single factor was determinative to the decision of the Board, and the items described below are not all-encompassing of the matters considered.

1.      The nature, extent, and quality of the services proposed to be provided by King Street.    The Board reviewed the services proposed to be provided by King Street to the Trust pursuant to the King Street Sub-Advisory Agreement, including, without limitation: the nature and quality of the investment advisory services to be provided to the Trust; the background and experience of the personnel of King Street who were proposed to service the Trust; King Street’s experience and expertise in managing funds, other investment products or accounts that invest in assets classes consistent with, or have investment strategies or mandates similar to, those of the Trust; and King Street’s proposed relationship with the Adviser, including with respect to the fair valuation of the Trust’s assets and related tasks in managing and overseeing the assets and investments of the Trust. The Board also considered King Street’s investment capabilities in areas of potential future interest to the Trust. After reviewing the foregoing and further information as the Board deemed appropriate, the Board concluded that the nature, extent and quality of the services to be provided by King Street would be satisfactory and adequate for the Trust.

2.      The investment performance of the Trust and King Street.    The Board compared the historical performance of the Trust with the performance of the Trust’s benchmark indices and comparable group of peer funds. The Board also considered the performance record of King Street in managing funds and/or accounts that have investment objectives, strategies and risks relevant to the Trust’s investment strategies. The Board also considered information provided by the Adviser with respect to its diligence and selection process of King Street as a proposed sub-adviser, including with respect to King Street’s performance record.

3.      The costs of the services proposed to be provided and profits anticipated to be realized by King Street and its affiliates from the relationship with the Trust.    The Board considered the total expense ratio of the Trust and the management fees the Trust paid to the Adviser, as well as the fees proposed to be paid by the Adviser to King Street pursuant to the King Street Sub-Advisory Agreement. In considering the cost of services to be provided by King Street and the profitability to King Street of its relationship with the Trust, the Board noted that the fees under the King Street Sub-Advisory Agreement are paid by the Adviser and not the Trust, and the Board also noted that the total expense ratio and overall management fees charged to the Trust were not expected to change with the addition of King Street as a sub-adviser. The Board also considered King Street’s business philosophies and methods of operation; its compliance policies and procedures; its financial condition; the proposed level of commitment to the Trust by King Street and its principals; the costs associated with the trading strategies of the Trust; and the overall expenses of the Trust. The Board also considered the ability of the Adviser to negotiate the King Street Sub-Advisory Agreement with King Street, which is not affiliated with the Adviser, and the fees thereunder at arm’s length.

4.      The extent to which economies of scale would be realized as the Trust grows.    The Board considered whether economies of scale could be achieved as the Trust grows and whether King Street’s fee reflects these economies of scale in a manner that is fair and reasonable and beneficial for the Trust’s investors. Following further discussion of the Trust’s asset levels, expectations for growth and level of fees, the Board determined that King Street’s proposed fees were fair and reasonable when considering the Trust’s asset levels and economies of scale.

5.      Whether fee levels reflect these economies of scale for the benefit of the Trust’s investors.    The Board considered the total fees paid by the Trust to the Adviser, and the proposed fees to be paid by the Adviser to King Street, in light of the total assets being managed, the operational expenses incurred in processing transactions, brokerage fees and other related costs and expenses. The Board considered the allocation of fees between the Adviser and King Street in light of the Adviser’s discussion of why such allocations were appropriate given the work involved by each party on behalf of the Trust. The Trustees concluded the total fees paid are fair and reasonably reflect the costs and expenses of managing a fund of similar size and with a similar investment strategy.

Conclusion

Based on the foregoing and such other matters as were deemed relevant, the Board concluded in its reasonable business judgment that the proposed sub-advisory fee rate is reasonable in relation to the proposed services to be provided by King Street. The Board also concluded in its reasonable business judgment that the costs to be incurred and benefits to be gained by King Street are reasonable in relation the provision of such services. The Board also found the sub-advisory fee to be reasonable in comparison to the fees charged by advisers to other comparable funds. As a result, at the Board Meeting, the Board concluded that the approval of the King Street Sub-Advisory Agreement was in the best interests of the Trust, and the Board, with the Independent Trustees voting separately, approved the King Street Sub-Advisory Agreement and approved recommending the King Street Sub-Advisory Agreement to the Trust’s shareholders for their approval.

Shareholder Approval

The King Street Sub-Advisory Agreement must be approved by a vote of the holders of a majority of the outstanding voting securities of the Trust. The “vote of the holders of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of shareholders holding (i) 67% or more of the voting securities of the Trust entitled to vote thereon present at the Special Meeting or represented by proxy if holders of more than 50% of the Trust’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Trust entitled to vote thereon. Shareholders will have equal voting rights (i.e., one vote per Share), with holders of Common Shares and Preferred Shares voting together as a single class.

Abstentions will have the same effect as votes against the Proposal.

Board Recommendation

The Board, including the Independent Trustees, recommends that you vote “FOR” approval of the King Street Sub-Advisory Agreement.

ADDITIONAL INFORMATION

Further Information About Voting and the Special Meeting

Quorum.    The holders of a majority of the Shares entitled to vote on any matter at a meeting present in person or by proxy shall constitute a quorum at such meeting of the shareholders for purposes of conducting business on such matter. Abstentions and broker non-votes will be counted as Shares present at the Special Meeting for quorum purposes.

Record Date.    The Board has fixed the close of business on June 2, 2026 as the Record Date for the determination of shareholders of the Trust entitled to notice of, and to vote at, the Special Meeting. Shareholders of the Trust as of the close of business on the Record Date will be entitled to one vote for each Share held and a fractional vote with respect to fractional Shares with no cumulative voting rights.

How to Vote Your Shares.    Whether or not you plan to attend the Special Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or vote via telephone or the Internet so your Shares will be represented at the Special Meeting. Instructions regarding how to vote via telephone or the Internet are included on the enclosed proxy card. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed, Shares are voted in accordance with the proxy card bearing the latest date.

All Shares represented by properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If any other business is brought before the Special Meeting, your Shares will be voted at the proxies’ discretion. If you sign the proxy card, but do not fill in a vote, your Shares will be voted in accordance with the Board’s recommendation.

Shareholders who execute proxy cards or record voting instructions via telephone or the Internet may revoke them at any time before they are voted by filing with the Secretary of the Trust a written notice of revocation, by delivering (including via telephone or the Internet) a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person. Merely attending the Special Meeting, however, will not revoke any previously submitted proxy.

Attending the Special Meeting.    If you wish to attend the Special Meeting and vote in person, you will be able to do so. If you intend to attend the Special Meeting in person and you are a record holder of Shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Special Meeting in person and you hold your Shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of Shares, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of the Record Date. If you hold your Shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Special Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Special Meeting. You may contact the Trust’s proxy agent at [    ] to obtain directions to the site of the Special Meeting.

Additional Information Regarding Voting.    Broker-dealer firms holding Shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Shares on the proposal before the Special Meeting. The Trust understands that, under the rules of the NYSE, such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The Proposal is a not a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card will not have their Shares voted by broker dealer firms. Such “broker non-votes” will have the same effect as votes against the Proposal. A properly executed proxy card or other authorization by a beneficial owner of Shares that does not specify how the beneficial owner’s Shares should be voted on the Proposal may be deemed an instruction to vote such Shares in favor of the Proposal. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your Shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on July 30, 2026

This Proxy Statement is available on the Internet at www.okapivote.com/XFLT.

Adviser

XA Investments LLC serves as the investment adviser to the Trust and is responsible for overseeing the Trust’s overall investment strategy and its implementation, including the use of leverage by the Trust. The Adviser is an investment adviser registered under the Investment Advisers Act of 1940 and acts as investment adviser to certain other management investment companies. The Adviser is a Delaware limited liability company, with its principal offices located at 321 North Clark Street, Suite 2430, Chicago, Illinois 60654. The Adviser is controlled by Theodore J. Brombach, Co-Chief Executive Officer of the Adviser and a founding partner of XMS Capital Partners, LLC, and John “Yogi” Spence, Co-Chief Executive Officer of the Adviser and a founding partner of XMS Capital Partners, LLC.

XAI was founded by the principals of XMS Capital Partners, LLC in April 2016. The Adviser’s leadership team believes that the investing public needs better access to a broader range of alternative investment strategies and managers. The Adviser sponsors registered investment companies designed to provide investors with access to institutional-caliber alternative investments, by partnering with established alternative asset managers selected from numerous alternative credit managers, hedge fund managers and private debt and equity firms to sub-advise the Adviser’s funds. As of [    ], 2026, the Adviser managed approximately $[    ] million in assets. The Adviser is located at 321 North Clark Street, Suite 2430, Chicago, Illinois 60654.

Administrator

Paralel Technologies LLC, located at 1700 Broadway suite 1850, Denver, CO 80290, serves as administrator to the Trust.

Outstanding Shares

As of the Record Date, the Trust had outstanding [    ] Common Shares, and [    ] Preferred Shares.

Principal Shareholders

The following table lists each person who, to the knowledge of the Trust, beneficially owned more than 5% of any class of equity securities of the Trust as of the Record Date. The information contained in this table is based on the Trust’s review of Schedule 13D, Schedule 13G and other regulatory filings.

Shareholder Name and Address	Class of Shares	Share Holdings	Percentage Owned
Sit Investment Associates, Inc. Sit Fixed Income Advisors II, LLC c/o Sit Investments Associates, Inc. 80 South Eighth Street, Suite 3300 Minneapolis, MN 55402	Common Shares	[ ] Shares(1)	7.2%
Sun Life Assurance Co of Canada Sun Life Financial Inc. One York Street Toronto, Ontario, Canada M5J 0B6	Mandatory Redeemable Preferred Shares	[ ](2)	[ ]%

____________

(1)      Based on a Schedule 13G filed with the SEC on January 6, 2026, adjusted to give effect to the 1-for-5 reverse split of the Trust’s Common Shares that occurred on March 20, 2026.

(2)      Based on a Schedule 13G filed with the SEC on November 5, 2025, adjusted to give effect to the 1-for-5 reverse split of the Trust’s Preferred Shares that occurred on May [    ], 2026.

Security Ownership of Management

As of the Record Date, no Trustee or officer of the Trust beneficially owned 1% or more of equity securities of the Trust, except as set forth below:

Name	Position with the Trust	Number of Common Shares of the Trust Owned	Percentage of Outstanding Common Shares Owned
Theodore J. Brombach*	Trustee, President and Chief Executive Officer	[ ]	[ ]	%
John “Yogi” Spence*	Vice President	[ ]	[ ]	%

____________

*        In addition, the Adviser holds 10,250 Common Shares of the Trust. Each of Mr. Brombach and Mr. Spence may be deemed to be a beneficial owner of the Common Shares held by the Adviser by virtue of his control over the Adviser.

As of the Record Date, the Trustees and officers of the Trust as a group owned approximately [    ]% of the outstanding Common Shares of the Trust.

Delaware Statutory Trust Act — Control Share Acquisitions

Because the Trust is organized as a Delaware statutory trust, it is subject to the control share acquisition statute (the “Control Share Statute”) contained in Subchapter III of the Delaware Statutory Trust Act (the “DSTA”), which became automatically applicable to listed closed-end funds, such as the Trust, upon its effective date of August 1, 2022 (the “Effective Date”).

The Control Share Statute provides for a series of voting power thresholds above which Shares are considered control shares. The first such threshold is 10% or more, but less than 15%, of all voting power. Voting power is defined by the Control Share Statute as the power to directly or indirectly exercise or direct the exercise of the voting power of Trust shares in the election of Trustees. Whether a voting power threshold is met is determined by aggregating the holdings of the acquirer as well as those of its “associates,” as defined by the Control Share Statute.

Once a threshold is reached, an acquirer has no voting rights under the DSTA or the governing documents of the Trust with respect to Shares acquired in excess of that threshold (i.e., the “control shares”) unless approved by shareholders or exempted by the Board of Trustees. Approval by shareholders requires the affirmative vote of two-thirds of all votes entitled to be cast on the matter, excluding Shares held by the acquirer and its associates as well as Shares held by certain insiders of the Trust. The Control Share Statute provides procedures for an acquirer to request a shareholder meeting for the purpose of considering whether voting rights shall be accorded to control shares. Further approval by the Trust’s shareholders would be required with respect to additional acquisitions of control shares above the next applicable threshold level.

The Control Share Statute effectively allows non-interested shareholders to evaluate the intentions and plans of an acquiring person above each threshold level.

Alternatively, the Board of Trustees is permitted, but not obligated, to exempt specific acquisitions or classes of acquisitions of control shares, either in advance or retroactively. As of the date hereof, the Board of Trustees has not exempted, and has no present intention to exempt, any acquisition or class of acquisitions.

The Control Share Statute does not retroactively apply to acquisitions of Shares that occurred prior to the Effective Date. However, such Shares will be aggregated with any Shares acquired after the Effective Date for purposes of determining whether a voting power threshold is exceeded, resulting in the newly acquired Shares constituting control shares.

The Control Share Statute requires shareholders to disclose to the Trust any control share acquisition within 10 days of such acquisition and, upon request, to provide any information that the Board of Trustees reasonably believes is necessary or desirable to determine whether a control share acquisition has occurred.

Some uncertainty around the general application under the 1940 Act of state control share statutes exists as a result of recent federal and state court decisions that have found that certain control share by-laws adopted by Massachusetts business trusts violated the 1940 Act. Additionally, in some circumstances uncertainty may also exist in how to enforce the control share restrictions contained in state control share statutes against beneficial owners who hold their shares through financial intermediaries.

The foregoing is only a summary of certain aspects of the Control Share Statute. Shareholders should consult their own legal counsel to determine the application of the Control Share Statute with respect to their Shares of the Trust and any subsequent acquisitions of Shares.

Privacy Principles of the Trust

The Trust is committed to maintaining the privacy of its shareholders and to safeguarding their non-public, personal information. The following information is provided to help you understand what personal information the Trust collects, how the Trust protects that information and why, in certain cases, the Trust may share information with select other parties.

Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public, personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public, personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third-party administrator).

The Trust restricts access to non-public, personal information about its shareholders to employees of the Adviser and its delegates and affiliates with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public, personal information of its shareholders.

Deadline for Shareholder Proposals

The Trust’s by-laws require compliance with certain procedures for a shareholder to properly make a nomination for election as a Trustee or to propose other business for the Trust. If a shareholder who is entitled to do so under the by-laws wishes to nominate a person or persons for election as a Trustee or propose other business for the Trust, that shareholder must provide a written notice to the Secretary of the Trust at the Trust’s principal executive offices. Such notice must include certain information about the proponent and the proposal, or in the case of a nomination, the nominee. A copy of the by-laws, which include the provisions regarding the requirements for shareholder nominations and proposals, may be obtained by writing to the Secretary of the Trust, c/o XA Investments LLC, 321 North Clark Street, Suite 2430, Chicago, Illinois 60654. Any shareholder considering making a nomination or other proposal should carefully review and comply with those provisions of the by-laws.

Shareholder proposals intended for inclusion in the Trust’s proxy statement in connection with the Trust’s 2027 annual meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act must be received by the Trust at the Trust’s principal executive offices by December 6, 2026 in order to be considered for inclusion in the Trust’s proxy statement. Timely submission of a proposal does not necessarily mean that such proposal will be included in the Trust’s proxy statement.

A proposal, other than a proposal submitted pursuant to Rule 14a-8, must be received by the Trust’s Secretary at the Trust’s principal executive offices not earlier than January 7, 2027 and not later than February 6, 2027 (which is also the date after which shareholder nominations and proposals made outside of Rule 14a-8 under the Exchange Act would not be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act). If a proposal is not “timely” within the meaning of Rule 14a-4(c), then the persons named as proxies in the proxies solicited by the Board for the 2027 annual meeting of shareholders may exercise discretionary voting power with respect to any such proposal.

Expenses of Proxy Solicitation

The cost of soliciting proxies will be borne by the Adviser and King Street (and not the Trust). Certain officers of the Trust and certain officers and employees of the Adviser (none of whom will receive additional compensation therefore), may solicit proxies by telephone, mail, e-mail and personal interviews. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies and will be reimbursed for such out-of-pocket expenses.

The Trust has engaged Okapi Partners LLC to assist in the solicitation of proxies. Okapi Partners LLC is expected to receive an estimated fee of $[    ] from the Adviser and/or the King Street and be reimbursed by the Adviser and/or King Street for its reasonable expenses in connection with its solicitation of proxies.

Other Matters

The management of the Trust knows of no other matters that are to be brought before the Special Meeting. However, if any other matters not now known properly come before the Special Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

Failure of a quorum to be present at the Special Meeting may result in an adjournment. The chairperson of the Special Meeting may move for an adjournment to permit further solicitation of proxies if the chair determines that adjournment and further solicitation are reasonable and in the best interests of shareholders. Any adjourned meeting or meetings may be held without the necessity of another notice. For purposes of determining the presence of a quorum, abstentions and broker non-votes will be treated as shares that are present at the meeting.

Please vote promptly by signing and dating each enclosed proxy card and returning it in the accompanying postage-paid return envelope or by following the enclosed instructions to vote by telephone or over the Internet.

June [    ], 2026

Appendix A

Form of King Street Sub-Advisory Agreement

INVESTMENT SUB-ADVISORY AGREEMENT

INVESTMENT SUB-ADVISORY AGREEMENT (the “Agreement”), dated as of _____, 2026 (the “Effective Date”) among XAI Floating Rate & Alternative Income Trust, a Delaware statutory trust (the “Trust”), XA Investments LLC, a Delaware limited liability company (the “Adviser”), and Rockford Tower Asset Management, L.L.C., a Delaware limited liability company (the “Sub-Adviser”).

WHEREAS, the Adviser has agreed to furnish investment management and advisory services to the Trust, a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the investment advisory agreement between the Adviser and the Trust dated as of September 26, 2017 (such agreement or the most recent successor agreement between such parties relating to advisory services to the Trust is referred to herein as the “Investment Advisory Agreement”) contemplates that the Adviser may sub-contract investment advisory services with respect to the Trust to a sub-adviser(s) pursuant to a sub-advisory agreement(s) agreeable to the Trust and approved in accordance with the provisions of the 1940 Act;

WHEREAS, the Adviser wishes to retain the Sub-Adviser to provide certain sub-advisory services;

WHEREAS, the Sub-Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and the Sub-Adviser is willing to furnish such services upon the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

1.           Appointment

(a)         The Adviser hereby appoints the Sub-Adviser to act as the investment sub-adviser to the Trust and to furnish the services described herein, for the period and upon the terms herein set forth.

(b)         The Sub-Adviser hereby agrees, all as more fully set forth herein, to act as investment sub-adviser to the Trust and to furnish the services described below with respect to the investment of the Trust’s assets and the purchase of securities for and the sale of securities held in the investment portfolio of the Trust.

(c)         The Sub-Adviser for all purposes in this Agreement will be deemed to be an independent contractor and, unless otherwise expressly provided or authorized in this Agreement, will have no authority to act for or represent the Adviser or the Trust in any way or otherwise be deemed an agent of the Adviser or the Trust.

2.           Duties and Obligations of the Sub-Adviser with Respect to Investment of Assets of the Trust

(a)         Subject to the oversight and supervision of the Adviser and direction and control of the Trust’s Board of Trustees, the Sub-Adviser will act as sub-adviser for the Trust and perform one or more of the following services at the request of the Adviser in connection with the investment and reinvestment of the Trust’s assets:

(i)          managing the investment and reinvestment of the assets of the Trust in accordance with the investment policies and guidelines of the Trust;

(ii)         subject to the provisions of Section 4 hereof, purchasing and selling securities and other assets for the Trust and placing orders for purchases and sales of assets of the Trust;

(iii)        providing investment research and credit analysis concerning the assets of the Trust;

(iv)        monitoring on a daily basis the investment activities and portfolio holdings relating to the Trust;

(v)         voting proxies relating to the Trust’s portfolio securities in accordance with the proxy voting policies and procedures of the Sub-Adviser; and

(vi)        settlement of transactions and completing corporate actions.

(b)         At the request of the Adviser, the Sub-Adviser will also, subject to the oversight and supervision of the Adviser and the direction and control of the Trust’s Board of Trustees, consult with the Adviser as to the overall management of the assets of the Trust and the investment policies and practices of the Trust, including (but not limited to) the use by the Trust of financial leverage and matters relating to such financial leverage (e.g., form, amount and costs) and the utilization by the Trust of any interest rate or other hedging or risk management transactions in connection therewith, and will perform any of the services described in the Investment Advisory Agreement.

(c)         In addition, the Sub-Adviser will keep the Trust and the Adviser informed of developments relating to the Sub-Adviser or the Trust’s investments materially affecting the Trust and shall, upon request, furnish to the Adviser and the Trust all information relevant to such developments.

(d)         The Sub-Adviser will periodically communicate to the Adviser or other services providers of the Trust, at such times as the Adviser may request, information concerning the purchase and sale of securities for the Trust and such other information as the Adviser may reasonably require for purposes of fulfilling its obligations to the Trust under the Investment Advisory Agreement.

3.           Covenants

(a)         In the performance of its duties under this Agreement, the Sub-Adviser shall at all times conform to, and act in accordance with, any requirements imposed by:

(i)          the provisions of the 1940 Act and the Advisers Act and all applicable Rules and Regulations of the SEC;

(ii)         any other applicable provision of law;

(iii)        the provisions of this Agreement and Declaration of Trust and By-Laws of the Trust, as such documents are amended from time to time;

(iv)        the investment objective, policies and restrictions of the Trust as set forth in its Registration Statement on Form N-2; and

(v)         any policies and determinations of the Board of Trustees of the Trust.

(b)         The Sub-Adviser will not consult with any other sub-adviser of the Trust or any other sub-adviser to a fund under common control with the Trust concerning transactions of the Trust in securities or other assets.

(c)         The Sub-Adviser will maintain a written code of ethics (the “Code of Ethics”) pursuant to Rule 17j-1 under the 1940 Act, a copy of which will be provided to the Trust and the Adviser, and will institute procedures reasonably necessary to prevent Access Persons (as defined in Rule 17j-1) from violating its Code of Ethics. The Sub-Adviser will follow such Code of Ethics in performing its services under this Agreement.

(d)         The Sub-Adviser will maintain compliance policies and procedures adopted pursuant to Rule 206(4)-7 under the Advisers Act and Rule 38a-1 under the 1940 Act, a copy of which will be provided to the Trust and the Adviser, and follow such compliance policies and procedures in performing its services under this Agreement; and

(e)         The Sub-Adviser will cooperate with the chief compliance officer of the Trust in connection with the implementation and operation of the Trust’s compliance policies and procedures adopted pursuant to Rule 38a-1 under the 1940 Act, and will prepare necessary reports and provide the Trust’s chief compliance officer with access to information reasonably necessary for the Trust to comply with Rule 38a-1.

4.           Portfolio Transactions

(a)         In the performance of its duties under this Agreement, the Sub-Adviser will place orders either directly with the issuer or with any broker or dealer. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Sub-Adviser will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, the Sub-Adviser will consider the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency. Consistent with this obligation, the Sub-Adviser may select brokers on the basis of the research, statistical and pricing services they provide to the Trust and other clients of the Sub-Adviser. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Sub-Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Sub-Adviser to the Trust and its other clients and that the total commissions paid by the Trust will be reasonable in relation to the benefits to the Trust over the long-term. In no instance, however, will the Trust’s securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law.

(b)         At the request of the Adviser or the Trust, the Sub-Adviser will identify and provide a written description to the Adviser and the Board of Trustees of the Trust of “soft dollar” arrangements that the Sub-Adviser maintains with respect to the Trust or with brokers or dealers that execute transactions for the Trust, and of research and other services provided to the Sub-Adviser by a broker or dealer (whether prepared by such broker or dealer or by a third party) as a result, in whole or in part, of the direction of Trust transactions to the broker or dealer.

(c)         From time to time, the Sub-Adviser or brokers or dealers affiliated with it may find themselves in a position to buy for certain of their clients (each an “Account”) securities which the Sub-Adviser’s investment advisory clients wish to sell, and to sell for certain of their clients securities which advisory clients wish to buy. Where one of the parties is an advisory client, the Sub-Adviser or the affiliated broker or dealer cannot participate in this type of transaction (known as a cross transaction) on behalf of an advisory client and retain commissions from one or both parties to the transaction without the advisory client’s consent. This is because in a situation where the Sub-Adviser is making the investment decision (as opposed to a brokerage client who makes his own investment decisions), and the Sub-Adviser or an affiliate is receiving commissions from both sides of the transaction, there is a potential conflicting division of loyalties and responsibilities on the Sub-Adviser’s part regarding the advisory client. However, the SEC has adopted a rule under the Advisers Act that permits the Sub-Adviser or its affiliates to participate on behalf of an Account in agency cross transactions if the advisory client has given written consent in advance. Therefore, by execution of this Agreement, the Trust authorizes the Sub-Adviser or its affiliates to participate in agency cross transactions involving an Account. The Trust may revoke its consent at any time by written notice to the Sub-Adviser.

5.           Confidentiality

Each of the Trust, the Adviser and the Sub-Adviser acknowledge and agree that in satisfying its respective obligations under and performing services in connection with this Agreement, any party may have access to another party’s confidential and proprietary information and materials concerning or pertaining to the other’s business (“confidential information”). Each party will receive and hold such information in the strictest confidence, and acknowledge, represent, and warrant that it will use its best efforts to protect the confidentiality of this information to the same degree of care as it would its own confidential information. Each party agrees that, without the prior written consent of the other party, which approval shall not be unreasonably withheld, such party will not use, copy, or divulge to third parties or otherwise use, except in accordance with the terms of this Agreement, any confidential information of another party without the prior written consent of such other party; provided, however, this covenant shall not apply to (i) information which is in the public domain now or when it becomes in the public domain in the future, other than by reason of a breach of this Agreement, (ii) information which has come to a party from a lawful source not bound to maintain the confidentiality of such information, other than from any other party or an affiliate or representative of that party, (iii) information which is independently developed without the use of confidential information, (iv) disclosures which are required by law, regulatory authority, regulation or legal process or are made to any regulatory agency in the normal course of an examination, audit or investigation involving such party, or (v) disclosure as reasonably necessary in the course of business to third parties subject to a duty to maintain the confidentiality of the information. Notwithstanding the foregoing, the Sub-Adviser may disclose information it receives from or on behalf of the Trust or the Adviser to officers and employees of the Sub-Adviser or any of its affiliates in the course of providing the services under this Agreement and the Sub-Adviser may disclose the Trust’s TIN information to third parties as required to perform the Sub-Adviser’s services under this Agreement.

6.           Services Not Exclusive

(a)         Nothing in this Agreement shall prevent the Sub-Adviser or any officer, employee or other affiliate thereof from acting as investment adviser for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Sub-Adviser or any of its officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Sub-Adviser will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

(b)         The Sub Adviser currently manages, and may in the future manage, other investment accounts and funds, including those with investment objectives similar to the Trust. Securities considered as investments for the Trust may also be appropriate for other investment accounts and funds that may be managed by the Sub-Adviser. Subject to applicable laws and regulations, the Sub-Adviser will attempt to allocate equitably portfolio transactions among the portfolios of its other investment accounts and funds purchasing securities whenever decisions are made to purchase or sell securities by the Trust and one or more of such other accounts or funds over time. In making such allocations, the main factors to be considered by the Sub-Adviser will be the respective investment objectives of the Trust and such other accounts and funds, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Trust and such other accounts and funds, the size of investment commitments generally held by the Trust and such accounts and funds, and the opinions of the persons responsible for recommending investments to the Trust and such other accounts and funds.

7.           Books and Records

(a)         The Sub-Adviser undertakes and agrees to maintain or cause others to maintain, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to the Trust’s investments that are required to be maintained by the Trust pursuant to the 1940 Act with respect to the Sub-Adviser’s responsibilities under this Agreement for the Trust, and which are not otherwise maintained by the administrator, fund accounting agent, custodian or other service providers to the Trust.

(b)         In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust’s request, except for any software or other intellectual property that is proprietary to, or owned or licensed by, the Sub-Adviser or any of its affiliates, which shall remain the property of the Sub-Adviser. Notwithstanding the foregoing, the Sub-Adviser shall retain those original records or copies of records in order to comply with the Advisers Act record keeping requirement, applicable law and its own internal policies.

(c)         Each of the Adviser and the Trust shall own, have custody of and maintain its general corporate accounts and records. At reasonable times and upon reasonable notice, the Trust shall provide the Sub-Adviser with access to all books, records, accounts, facilities, and personnel necessary or appropriate for the performance of the Sub-Adviser obligations under this Agreement.

8.           Custody

Nothing in this Agreement will require the Sub-Adviser to take or receive physical possession of cash, securities, or other investments of the Trust.

9.           Expenses

(a)         During the term of this Agreement, the Sub-Adviser will bear all costs and expenses of its employees and any overhead incurred in connection with its duties hereunder, except as provided pursuant to paragraph (d) of this Section 9, and shall bear the costs of any salaries or trustees fees of any officers or trustees of the Trust who are affiliated persons (as defined in the 1940 Act) of the Sub-Adviser.

(b)         The Sub-Adviser shall not be responsible for any expenses of the Adviser or the Trust not specifically set forth in this Section 9 or otherwise in any written agreement between the Sub-Adviser and the Trust or the Adviser, as the case may be.

(c)         The Trust will bear all other costs, fees and expenses of its operations and transactions, including those relating to: (1) organization; (2) calculation of the Trust’s net asset value (including the cost and expenses of any independent valuation firm, agent or other provider); (3) expenses payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for the Trust and in monitoring the Trust’s investments; (4) interest payable on indebtedness and dividends and distributions on preferred shares, as applicable, if any, incurred to finance the Trust’s investments; (5) offerings of the Trust’s common shares and other securities (including, all fees, costs and expenses related thereto); (6) fees payable to third parties, including agents, legal counsel, consultants or other advisors, relating to, or associated with, evaluating and making investments; (7) administrator, transfer agent and custodian fees; (8) federal and state registration fees; (9) all costs of registration and listing the Trust’s shares on any securities exchange; (10) federal, state and local taxes; (11) independent trustees’ fees and expenses; (12) costs of preparing and filing reports or other documents required by governmental bodies (including the SEC), including printing costs; (13) costs of any reports, proxy statements or other notices to shareholders, including printing costs; (14) insurance premiums for fidelity bond and other insurance coverage, including the Trust’s allocable portion of the fidelity bond, trustees and officers errors and omissions liability insurance, including independent trustees liability insurance, and any other insurance premium; (15) direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs; (16) brokerage commissions, assignment fees and other costs in connection with the purchase, holding or sale of securities and other investment instruments (including, without limitation, security settlement costs; (17) expenses incidental to holding meetings of the Trust’s shareholders, including proxy solicitations therefor; (18) unusual, non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust is a party and legal obligations that the Trust may have to indemnify the Trust’s directors, officers and/or employees or agents with respect to these actions, suits or proceedings; and (19) all other expenses incurred by the Trust in connection with administering the Trust’s business.

(d)         The Trust may, if and to the extent approved by the Board of Trustees, including a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, from time to time reimburse the Sub-Adviser for certain costs and expenses incurred by the Sub-Adviser in connection with the management of the Trust’s assets, which may include the Trust’s allocable share of portfolio management and trading software costs, research expenses (including modeling and analytic software costs), diligence expenses and out-of-pocket travel costs incurred in connection with the management of the Trust’s assets. For the avoidance of doubt, in no event shall expenses associated with the general overhead of the Sub-Adviser be reimbursed by the Trust.

10.         Compensation of the Sub-Adviser

(a)         The Adviser agrees to pay to the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation for all services rendered by the Sub-Adviser under this Agreement, a sub-advisory fee, payable monthly in arrears, in an amount equal to 52% of the advisory fee payable to the Adviser from the Trust.

(b)         For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.

(c)         The Sub-Adviser may elect from time to time, in its sole discretion, to waive its right to receipt of all or a portion of the sub-advisory fee.

11.         Representations and Warranties

(a)         The Trust represents and covenants to the Sub-Adviser as follows:

(i)          The Trust is duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets.

(ii)         The execution, delivery and performance by the Trust of this Agreement are within the Trust’s powers and have been duly authorized by all necessary actions of the Board of Trustees, and the execution, delivery and performance of this Agreement by the parties to this Agreement do not contravene or constitute a default under (1) any provision of applicable law, rule or regulation, (2) the Trust’s governing instruments, or (3) any agreement, judgment, injunction, order, decree or other instruments binding upon the Trust.

(iii)        The Trust is, or will be prior to commencing operations, registered as a closed-end management investment company under the 1940 Act and the Trust’s shares are, or will be prior to commencing operations, registered under the Securities Act of 1933, as amended, and under any applicable state securities laws, or exempt from such registration.

(b)         The Adviser represents and covenants to the Sub-Adviser as follows:

(i)          The Adviser is duly organized and validly existing under the laws of the State of Delaware.

(ii)         The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance of this Agreement by the parties to this Agreement, and the execution, delivery and performance of this Agreement by the parties to this Agreement do not contravene or constitute a default under (1) any provision of applicable law, rule or regulation, (2) the Adviser’s governing instruments, or (3) any agreement, judgment, injunction, order, decree or other instruments binding upon the Adviser.

(iii)        This Agreement constitutes a valid and binding obligation of the Adviser, enforceable against the Adviser in accordance with its terms, except to the extent such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, or similar laws affecting the rights of creditors generally and by general equity principles.

(iv)        The Adviser is not prohibited by the 1940 Act or the Advisers Act from serving as investment adviser to the Trust.

(v)         The Adviser hereby acknowledges receipt of Sub-Adviser’s Form ADV, Part 2 before, or at the time of, signing this Agreement.

(c)         The Sub-Adviser represents and covenants to the Adviser and the Trust as follows:

(i)          The Sub-Adviser is duly organized and validly existing under the laws of the State of Delaware.

(ii)         The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser’s powers and have been duly authorized by all necessary action, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance of this Agreement by the parties to this Agreement, and the execution, delivery and performance of this Agreement by the parties to this Agreement do not contravene or constitute a default under (1) any provision of applicable law, rule or regulation, (2) the Sub-Adviser’s governing instruments, or (3) any agreement, judgment, injunction, order, decree or other instruments binding upon the Sub-Adviser.

(iii)        This Agreement constitutes a valid and binding obligation of the Sub-Adviser, enforceable against the Sub-Adviser in accordance with its terms, except to the extent such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, or similar laws affecting the rights of creditors generally and by general equity principles.

(iv)        The Sub-Adviser is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement.

12.         Certain Information

The Sub-Adviser shall promptly notify the Trust and the Adviser in writing of the occurrence of any of the following events:

(a)         the Sub-Adviser failing to be registered as an investment adviser under the Advisers Act;

(b)         the Sub-Adviser having been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust;

(c)         the occurrence of any change in control of the Sub-Adviser or any parent of the Sub-Adviser within the meaning of the 1940 Act; or

(d)         the occurrence of any material adverse change in the business or financial position of the Sub-Adviser.

13.         Limitation on Liability

The Sub-Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Adviser or by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of a fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties and obligations under this Agreement. Nothing herein shall constitute a waiver or restriction of any party’s rights under applicable federal or state securities laws.

14.         Indemnification

The Trust shall indemnify, defend and protect the Sub-Adviser, its members and their respective officers, managers, partners, parent, corporate group affiliates, agents, employees, controlling persons, members, and any other person affiliated with any of them (collectively, the “Indemnified Parties”) (each of whom shall be deemed a third party beneficiary hereof) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Trust or its security holders) arising out of or otherwise based upon the performance of any of the Sub-Adviser’s duties or obligations under this Agreement or otherwise as an investment adviser of the Trust. Notwithstanding the foregoing provisions of this Section 14 to the contrary, nothing contained herein shall protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to the Trust or its security holders to which the Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of any Indemnified Party’s duties or by reason of the reckless disregard of the Sub-Adviser’s duties and obligations under this Agreement (as the same shall be determined in accordance with the 1940 Act and any interpretations or guidance by the SEC or its staff thereunder).

15.         Duration and Termination

(a)         This Agreement shall become effective as of the Effective Date and, unless sooner terminated with respect to the Trust as provided herein, shall continue in effect for a period of two years. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Trust for successive periods of 12 months, provided such continuance is specifically approved at least annually by both:

(i)          the vote of a majority of the Trust’s Board of Trustees or the vote of a majority of the outstanding voting securities of the Trust at the time outstanding and entitled to vote, and

(ii)         the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.

(b)         Notwithstanding the foregoing, this Agreement may be terminated by (i) the Adviser or the Trust at any time, without the payment of any penalty, upon giving the Sub-Adviser 60 days’ notice (which notice may be waived by the Sub-Adviser), provided that such termination by the Trust shall be directed or approved by the vote of a majority of the Trustees of the Trust in office at the time or by the vote of the holders of a majority of the voting securities of the Trust at the time outstanding and entitled to vote, or (ii) the Sub-Adviser on 60 days’ written notice to the Trust and the Adviser (which notice may be waived by the Trust or the Adviser on behalf of both the Trust and the Adviser).

(c)         This Agreement will immediately terminate in the event of its assignment and will immediately terminate upon any termination of the Investment Advisory Agreement between the Trust and the Adviser.

(d)         As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested person” and “assignment” shall have the same meanings of such terms in the 1940 Act.

(e)         The terms of Sections 5, 7, 10, 13, 14, 18, 19 and 20 of this Agreement shall survive the termination of this Agreement.

16.         Notices

Any notice under this Agreement shall be in writing to the other parties and shall be considered as properly given or made if (a) sent by overnight delivery by a nationally recognized air courier service, (b) sent by electronic mail with no receipt of error in the delivery, or (c) mailed by registered or certified mail, return receipt requested, and if addressed to the respective address listed below:

If to Adviser, to:

XA Investments, LLC
321 North Clark Street #2430
Chicago, IL 60654
Attention: General Counsel

If to the Trust, to:

XAI Octagon Floating Rate & Alternative Income Term Trust
321 North Clark Street #2430
Chicago, IL 60654
Attention: Chief Executive Officer

If to Sub-Adviser, to:

[ ]
[ ]
[ ]

or at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed effective on receipt.

17.         Amendment of this Agreement

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any amendment of this Agreement shall be subject to the 1940 Act.

18.         Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act. WAIVER OF JURY TRIAL AND PUNITIVE DAMAGES. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND ANY RIGHT TO SEEK PUNITIVE OR CONSEQUENTIAL DAMAGES.

19.         Use of the Name

The Sub-Adviser has consented to the use by the Trust of the name or identifying word “Rockford Tower” or “King Street” in the name of the Trust. Such consent is conditioned upon the employment of the Sub-Adviser as the investment adviser to the Trust. The name or identifying word “Rockford Tower” or “King Street” may be used from time to time solely in connection with the Sub-Adviser’s services under this Agreement. The Sub-Adviser may require the Trust to cease using “Rockford Tower” or “King Street” in the name of the Trust, if the Trust ceases to employ, for any reason, the Sub-Adviser, any successor thereto or any affiliate thereof as investment sub-adviser of the Trust. If so required by the Sub-Adviser, the Trust will cease using “Rockford Tower” or “King Street” in its name as promptly as practicable and make all reasonable efforts to remove “Rockford Tower” or “King Street” from its name.

20.         Miscellaneous

(a)         The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

(b)         If any provision of this Agreement is invalid, illegal, or unenforceable under applicable law of mandatory application, the validity, legality, and enforceability of that provision or condition in other instances and of the remaining provisions and conditions are not in any way affected thereby.

(c)         Nothing contained in this Agreement will be deemed to require the Trust to take any action contrary to the Trust’s Amended and Restated Agreement and Declaration of Trust or By-laws, as they may be amended and/or restated from time to time, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust.

(d)         This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

(e)         This Agreement may be executed in counterparts by the parties hereto, each of which when executed is deemed to be an original and all of which together are deemed to be one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

(f)          This Agreement constitutes the entire understanding and agreement, and supersedes any and all other proposals, understandings, and agreements among the parties with respect to the subject matter hereof.

IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.

XAI FLOATING RATE & ALTERNATIVE INCOME TRUST
By:
Name:
Title:
XA INVESTMENTS LLC
By:
Name:
Title:
ROCKFORD TOWER ASSET MANAGEMENT, L.L.C.
By:
Name:
Title:

PROXY PROXY XAI OCTAGON FLOATING RATE & ALTERNATIVE INCOME TRUST SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JULY 30, 2026 321 NORTH CLARK STREET, SUITE 2430, CHICAGO, ILLINOIS 60654 THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned holder of shares of XAI Octagon Floating Rate & Alternative Income Trust (the “Fund”), hereby appoints Benjamin D. McCulloch and Kimberly Ann Flynn, proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of beneficial interest which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held in person at the offices of the Fund’s investment adviser, XA Investments LLC, 321 North Clark Street, Suite 2430, Chicago, Illinois 60654 at 10:00 AM Central Time, on July 30, 2026, and any adjounrment(s), postponement(s) or delay(s) thereof (the “Meeting”). In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment(s), postponement(s) or delay(s) thereof. RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS DATED AND EXECUTED, THE PROXY CARD WILL BE VOTED “FOR” THE PROPOSAL SET FORTH ON THE REVERSE. CONTROL #: SHARES: Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person. Signature(s) (Title(s), if applicable) ¬¬¬¬ Date PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE CONTINUED ON THE REVERSE SIDE EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY! THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY: 1. By Phone: Call Okapi Partners toll-free at: (855) 305-0855 to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 8:00 PM (EST). OR 2. By Internet: Refer to your proxy card for the control number and go to: www.OkapiVote.com/XFLT2026 and follow the simple on-screen instructions. Alternatively, you can also submit your vote by scanning the unique QR code below and following the simple on-screen instructions: INSERT QR CODE OR 3. By Mail: Sign, Date, and Return this proxy card using the enclosed postage-paid envelope. If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on July 30, 2026

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSAL INSTRUCTIONS: TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X FOR AGAINST ABSTAIN

1. To approve a new investment sub-advisory agreement among the Trust, XA Investments LLC and Rockford Tower Asset Management, L.L.C.

To transact such other business as may properly come before the Special Meeting or any adjournment(s), postponement(s) or delay(s) thereof.

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE. CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 30, 2026

THE NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS, PROXY STATEMENT AND PROXY CARD ARE AVAILABLE AT:

WWW.OKAPIVOTE.COM/XFLT